UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2026

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street, Williamsville, New York 14221

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (716) 857-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	NFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 14, 2026, National Fuel Gas Company (the “Company”) issued a press release regarding its plan to separate the Company into two independent, publicly traded companies through a tax-free spin-off of the Company’s Integrated Upstream and Gathering business. A copy of the press release is furnished as part of this Current Report as Exhibit 99.1 and is incorporated herein by reference.

On October 14, 2026, the Company provided an Investor Presentation regarding its separation plan. A copy of the presentation is furnished as part of this Current Report as Exhibit 99.2 and is incorporated herein by reference.

Neither the furnishing of the press release and presentation as exhibits to this Current Report, nor the inclusion in such press release or presentation of any reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.

The information included under this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This report shall not be deemed an admission as to the materiality of any information in this report that is being disclosed pursuant to Regulation FD.

Item 8.01	Other Events.

On October 14, 2026, the Company announced that the Board of Directors approved a plan to separate the Company into two independent, publicly traded companies through a tax-free spin-off of the Company’s Integrated Upstream and Gathering business. The Company expects to complete the separation during the second half of calendar year 2027, subject to customary conditions, including the filing and effectiveness of applicable filings (including a Form 10 registration statement) with the Securities and Exchange Commission, the completion of financing arrangements, and final approval by the Company’s Board of Directors.

Certain statements contained herein, including statements identified by the use of the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “intends,” “may,” “might,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “targets,” “will,” “would”, and variations of such words and similar future or conditional expressions, and statements which are other than statements of historical facts, are intended to identify “forward-looking statements” as defined under U.S. federal securities laws, including, but not limited to, statements, estimates, and projections relating to the potential separation of the Company into two companies (the “Separation”), including the timing and structure of the Separation, the characteristics of the separated businesses, and the expected benefits of the Separation, future operating and financial performance and long-term strategy, and the assumptions underlying such expected benefits, targets, strategies, and statements.

These forward-looking statements are based on management’s beliefs, expectations, estimates, and projections at the time they are made and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs, and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs, or projections will result or be achieved or accomplished. There can be no guarantees with respect to whether the Separation will be completed.

In addition to other factors, the following are among the important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: the ability to effect the Separation and to meet the conditions related thereto; the ability to obtain any consents or approvals required to complete the Separation; the ability of the separated companies to each succeed as standalone publicly traded companies; negative effects of the announcement or pendency of the Separation on the market price of the Company’s securities and/or on the Company’s financial performance; the possibility that the Separation will not achieve its intended benefits; the possibility of disruption, including disputes, litigation, or unanticipated costs in connection with the Separation; the impact of the Separation on the Company’s businesses and the risk that the Separation may be more difficult, time-consuming, or costly than expected, including the impact on the Company’s resources, systems, procedures, and controls, diversion of management’s attention, and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees, and other business counterparties; the ability to achieve anticipated capital structures in connection with the Separation; the ability to achieve anticipated credit ratings in connection with the Separation; the ability to achieve anticipated tax treatments in connection with the Separation and future, if any, divestitures, mergers, acquisitions, and other portfolio changes, and the impact of changes in relevant tax and other laws and regulations; changes in laws, regulations, or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives, and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design, retained natural gas, and system modernization), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; changes in economic conditions, including the imposition of additional tariffs on U.S. imports and related retaliatory tariffs, inflationary pressures, supply chain issues, liquidity challenges, and global, national, or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the Company’s ability to complete strategic transactions, and to recognize the anticipated benefits of such transactions; governmental/regulatory actions and/or market pressures to reduce or eliminate reliance on natural gas; the Company’s ability to estimate accurately the time and resources necessary to meet emissions targets; changes in the price of natural gas; impairments under the SEC’s full cost ceiling test for natural gas reserves; the creditworthiness or performance of the Company’s key suppliers, customers, and counterparties; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures, other investments, and acquisitions, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; negotiations with the collective bargaining units representing the Company’s workforce, including potential work stoppages during negotiations; changes in price differentials between similar quantities of natural gas sold at different geographic locations, and the effect of such changes on commodity production, revenues, and demand for pipeline transportation capacity to or from such locations; the impact of information technology disruptions, cybersecurity, or data security breaches, including the impact of issues that may arise from the use of artificial intelligence technologies; factors affecting the Company’s ability to successfully identify, drill for, and produce economically viable natural gas reserves, including, among others, geology, lease availability and costs, title disputes, weather conditions, water availability and disposal or recycling opportunities of used water, shortages, delays, or unavailability of equipment and services required in drilling operations, insufficient gathering, processing, and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; increased costs, delays, or changes in plans with respect to Company projects or related projects of other companies, as well as difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; other changes in price differentials between similar quantities of natural gas having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; uncertainty of natural gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas; changes in demographic patterns and weather conditions, including those related to climate change; changes in the availability, price, or accounting treatment of derivative financial instruments; changes in laws, actuarial assumptions, the interest rate environment, and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, or acts of war, as well as economic and operational disruptions due to third-party outages; significant differences between the Company’s projected and actual capital expenditures and operating expenses; increasing costs of insurance, changes in coverage, and the ability to obtain insurance; other factors described in the risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K and subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation, and disclaims any duty, to update, revise, or withdraw any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable law or regulation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release issued October 14, 2026

Exhibit 99.2	Investor Presentation, dated October 14, 2026

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By:	/s/ Lee E. Hartz
Lee E. Hartz
General Counsel and Secretary

Dated: October 14, 2026